UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 19, 2011
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CHINA MARKETING MEDIA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Texas	000-51806	76-0641113
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

RMA 901
KunTai International Mansion
No. 12 Chaowai Street
Beijing, 100020, People’s Republic of China
(Address of Principal Executive Office) (Zip Code)

(86)10-59251090
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant

On October 25, 2011, the Registrant filed its Current Report on Form 8-K (the “8-K”) to, among other things, disclose the dismissal of UHY LLP (“UHY”), as the Company’s independent registered auditing firm.  The Company has provided UHY with a copy of the 8-K and requested that UHY furnish a letter to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as exhibit 16.1 to this amended Current Report.

Section 9 – Exhibits

Item 9.01	Exhibits

16.1	Letter from UHY LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

China Marketing Media Holdings, Inc.

By:	/s/ Zhen Zhen Peri
Zhen Zhen Peri Chief Financial Officer

Date:           November 11, 2011